UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2025, Molson Coors Beverage Company (the “Company”) entered into that certain Extension Agreement (the “Extension Agreement”), by and among the Company, the lenders party thereto and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which extended the maturity date of the revolving commitments under that certain Amended and Restated Credit Agreement, dated as of June 26, 2023, by and among the Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the other borrowing subsidiaries from time to time party thereto, the lenders from time to time party thereto, the Administrative Agent, and the issuing banks from time to time party thereto, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) from June 26, 2029 to June 26, 2030.

The foregoing description of the material terms of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Form on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Document Description
10.1	Extension Agreement, dated as of June 26, 2025, by and among Molson Coors Beverage Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	June 27, 2025	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

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